Statement of Additional Information

                                 [company logo]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                            Revised January 1, 1997

                                     Benham
                                    Group(R)

                               Prime Money Market

                                 [front cover]



                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                       AMERICAN CENTURY INVESTMENT TRUST

This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus, dated September 3, 1996 revised January 1, 1997. The Fund's annual report for the fiscal year ended February 29, 1996 is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls: 816-531-5575), or write P.O.
Box 419200, Kansas City, Missouri 64141-6200.

TABLE OF CONTENTS

Investment Policies and Techniques........................2
Investment Restrictions...................................6
Portfolio Transactions....................................8
Valuation of Portfolio Securities.........................8
Performance...............................................9
Taxes....................................................10
About the Trust..........................................11
Trustees and Officers....................................11
Investment Advisory Services.............................12
Transfer and Administrative Services.....................14
Distribution of Fund Shares..............................14
Direct Fund Expenses.....................................14
Expense Limitation Agreement.............................14
Additional Purchase and Redemption Information...........15
Other Information........................................15

Statement of Additional Information                                   1


INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

PORTFOLIO DIVERSIFICATION

In order to reduce investment risks, Benham Management Corporation (the "Manager"), is required by law to broadly diversify the Fund's investment portfolio. As a general rule, the Manager may not invest more than 5% of the Fund's total assets in securities issued by, or subject to puts of, a single institution. However, there are three exceptions to this policy, as follows:

(1)  The Fund may invest without limitation in U.S. government securities.

(2) The Fund may invest more than 5% of its total assets in the first-tier securities of a single issuer for up to three business days, provided that it does so with respect to just one issuer at a time.

(3) This diversification policy does not apply to unconditional puts if no more than 10% of the Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. (An unconditional put is a put or demand feature that can be readily exercised in the event of a default on the underlying obligation on no more than 30 days' notice.)

COMMERCIAL PAPER

Commercial paper ("CP") is issued by utility, financial, and industrial companies and supranational organizations. Nationally recognized statistical rating organizations ("rating agencies") assign ratings to CP issuers indicating the agencies' assessment of credit risk. Investment grade CP ratings assigned by four rating agencies are provided in the following table.

                     Moody's     Standard                     Fitch
                    Investors    & Poor's      Duff &       Investors
                  Service, Inc. Corporation Phelps, Inc.  Service, Inc.
------------------------------------------------------------------------
HIGHEST RATINGS      PRIME-1     A-1/A-1+     D-1/D-1+      F-1/F-1+
                     Prime-2        A-2          D-2           F-2
                     Prime-3        A-3          D-3           F-3
------------------------------------------------------------------------

If an obligation has been assigned different ratings by multiple rating agencies, at least two rating agencies must have assigned their highest rating as indicated above in order for the Manager to determine that the obligation is eligible for purchase by the Fund or if unrated, the obligation must be determined to be of comparable quality by the Manager.

Some examples of CP and CP issuers are provided in the following paragraphs.

Domestic CP is issued by U.S. industrial and finance companies, utility companies, "thrifts," and bank holding companies. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (a "LOC") or irrevocable revolving credit commitment (an "IRC"). Insurance support is provided in the form of a surety bond.

Bank Holding Company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan & Company Incorporated, and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.

Thrift CP is issued by major federal or state-chartered savings and loan associations and savings banks.

Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as commercial paper, a certificate of deposit, or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. Paper issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount

2                                          American Century Investments


that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The Manager attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a rating agency and approved by the board of trustees;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of trustees may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian;

(5) Investing no more than 10% of the Fund's net assets in repurchase agreements that mature in more than seven days; and

(6) Taking delivery of all securities subject to a repurchase agreement and holding them in an account at the Fund's custodian bank.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor. Joint repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund transfers possession of (or sells) securities to another party, such as a bank or broker-dealer, for cash and agrees to later repay cash plus interest for the return (or repurchase) of the same securities. To collateralize the transaction, the value of the securities transferred is slightly greater than the amount of cash the Fund receives in exchange for the securities.

If the purchaser reneged on the agreement and failed to return the securities, the Fund might suffer a loss. The Fund's loss could be even greater if the market value of the securities transferred increased in the meantime. To protect against these risks, the Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is determined to be satisfactory by the Manager. While a reverse repurchase agreement is outstanding, the Fund will maintain sufficient liquid assets in a segregated custodial account to cover its obligation under the agreement.

TAXABLE MUNICIPAL OBLIGATIONS

Taxable municipal obligations are state and local obligations whose interest payments are subject to federal income tax because of the degree of non-government involvement in the transaction or because federal tax code limitations on the issuance of tax-exempt bonds that benefit private entities have been exceeded. Some typical examples of taxable municipal obligations include industrial revenue bonds and economic development bonds issued by state or local governments to aid private enterprise. The interest on a taxable municipal bond is often exempt from state taxation in the issuing state. The Fund may purchase taxable municipal obligations although it does not currently intend to do so.

TIME DEPOSITS

Time deposits are non-negotiable bank deposits maintained for up to seven days at a stated interest rate. These instruments may be withdrawn on demand, although early withdrawals may be subject to penalties.

WHEN-ISSUED SECURITIES, FORWARD
COMMITMENTS AND ROLL TRANSACTIONS

The Fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 1 to 7 days later).

Statement of Additional Information                                   3


When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments on a when-issued or forward commitment basis to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate capital gains or losses.

The Fund may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash and carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into an agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

There is a risk that the party with whom the Fund enters into a forward commitment agreement will not uphold its commitment, which could cause the Fund to miss a favorable price or yield opportunity or to suffer a loss. To minimize this risk, the Manager limits when-issued and forward commitment transactions (including roll transactions) to 30% of the Fund's net assets. In addition, no more than 10% of the Fund's net assets may be committed to transactions in which the settlement date occurs more than 30 days after the trade date. The Fund will establish a segregated account as described above to meet all payment obligations arising as a result of these types of transactions.

INTEREST RATE RESETS ON VARIABLE- AND
FLOATING-RATE INSTRUMENTS

The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard. There are two types of indexes that provide the basis for interest rate adjustments--those based on market rates and those based on a calculated measure such as a cost-of-funds index. Commonly used indexes include the three-month Treasury bill rate, the Federal Funds effective rate (the "Fed Funds rate"), or the one-month or three-month London Interbank Offered Rate (LIBOR), each of which is highly correlated with changes in market interest rates.

Three-month Treasury bill rates are calculated by the Federal Reserve Bank of New York based on weekly auction averages.

LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

The Fed Funds rate is the overnight rate at which banks lend funds to each other, usually as unsecured loans from regional banks to money center banks. The Fed Funds rate is the average dollar-weighted rate of overnight funds. It is reported with a one-day lag (Monday's rate is reported Tuesday morning) and may be found in reports issued by various financial information services.

The Manager may invest in instruments whose interest rate adjustments are based on new indexes as these indexes become available.

Variable-rate demand instruments include master demand notes. These obligations permit the Fund to invest amounts that may change daily without penalty under direct arrangements between the Fund and the issuer.

The issuer normally has a corresponding right, after a given period and on a specified number of days

4                                          American Century Investments


notice, to prepay the outstanding principal amount of the obligation plus accrued interest. Although there is no secondary market for master demand notes, these instruments are repayable by the borrower at par plus accrued interest on seven days' notice.

Variable- and floating-rate demand instruments frequently are not rated. The Fund may invest in these unrated instruments if the Manager determines, at the time of investment, that they are of a quality comparable to other obligations the Fund buys.

LOAN PARTICIPATIONS

Although the Fund does not currently intend to do so, it may buy loan participations, which represent interests in the cash flow generated by commercial loans. Each loan participation requires three parties: a participant (or investor), a lending bank, and a borrower. The investor purchases a share in a loan originated by a lending bank, and this participation entitles the investor to a percentage of the principal and interest payments made by the borrower.

Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, not least of which is the risk that the borrower will be unable to repay the loan. Generally, since the lending bank does not guarantee payment, the investor is directly exposed to risk of default by the borrower. Secondly, the investor is not a direct creditor of the borrower. The participation represents an interest in assets owned by the lending bank. If the lending bank becomes insolvent, the investor could be considered an unsecured creditor of the bank instead of the holder of a participating interest in a loan. Because of these risks, the Manager must carefully consider the creditworthiness of both the borrower and the lender.

Another concern is liquidity. Because there is no established secondary market for loan participations, the Fund's ability to sell them for cash is limited. Some participation agreements place limitations on the investor's right to resell the loan participation, even when a buyer can be found. To alleviate these liquidity concerns, the Fund generally limits its investments in loan participations to those with terms of 7 days or less, although it may invest in loan participations with terms of up to 30 days.

SECURITIES LENDING

The Fund may lend its portfolio securities to banks and broker-dealers to earn additional income. If a borrower defaulted on a securities loan, the Fund could experience delays in recovering loaned securities; or if the value of the loaned securities increased over the value of the collateral, the Fund could suffer a loss. To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Trustees:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of a borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by the Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate any loan of a portfolio security at any time and recover its securities (from the borrower) within the normal settlement period for the types of securities loaned following the receipt of the termination notice.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (i) will receive all dividends, interest, or other distributions on loaned securities and (ii) will be paid a reasonable return on such loans either in the form of a loan fee or premium, or from the retention by the Fund of part or all of the earnings and profits realized from investment of cash collateral in full faith and credit U.S. government securities.

Statement of Additional Information                                   5


(5) LIMITATIONS ON PERCENTAGE OF FUND ASSETS ON LOAN. The Fund's loans may not exceed 33-1/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the board of trustees that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.

ILLIQUID SECURITIES

Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Pursuant to guidelines established by the Board of Trustees, the Manager determines the liquidity of the Fund's investments, and through reports from the Manager, the Board of Trustees monitors trading activity in illiquid securities.

In determining the liquidity of the Fund's investments, the Manager may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the marketplace for trades.

In the absence of market quotations, illiquid securities are valued for purposes of monitoring amortized cost valuation at fair market value as determined in good faith by a committee appointed by the board of trustees. If through a change in values, net assets, or other circumstances, more than 10% of the Fund's net assets were invested in illiquid securities, the Manager would take appropriate steps to protect the Fund's liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold (i) in privately negotiated transactions, (ii) pursuant to an exemption from registration under the Securities Act of 1933, or (iii) in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Investing in Rule 144A securities could increase the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may also invest in CP issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Manager may consider Section 4(2) paper that meets certain conditions to be liquid, pursuant to procedures approved by the board of trustees. Section 4(2) paper that is not determined to be liquid pursuant to these procedures will be included within the 10% limitation on illiquid securities. The Manager monitors the liquidity of the Fund's investments in
Section 4(2) paper on a continuing basis.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of the Fund as determined in accordance with the 1940 Act.

THE FUND MAY NOT:

(1) Purchase, with respect to 75% of its total assets, the securities of any issuer (other than securities issued or guaranteed by the U.S. government or

6                                          American Century Investments


     any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities except as permitted under the 1940 Act and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed senior securities.

(3) Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements and forward commitment transactions for any purpose, provided that (i) and (ii) in combination do not exceed 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

(4)  Underwrite  securities issued by others, except to the extent that the Fund
     may  be  considered  an  underwriter  in  the   disposition  of  restricted
     securities within the meaning of the Securities Act of 1933.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

(8) Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

THE FUND MAY NOT:

(a) Purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first-tier securities of a single issuer for up to three business days.

(b) Sell securities short unless it owns or has the right to obtain at no added cost securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(c) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(d) Purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(e) Purchase any security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(f) Invest in securities of real estate investment trusts that are not readily marketable or invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange (the "Exchange") or the American

Statement of Additional Information                                   7

     Stock Exchange or traded on the NASDAQ National Market System.

(g) Purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or purchase or retain securities issued by other open-end investment companies except as permitted pursuant to exemptive orders issued by the SEC. These limitations do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(h) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be
     invested  in  the  securities  of  business   enterprises  that,  including
     predecessors, have a record of less than three years of continuous operation.

(i)  Purchase warrants.

(j) Invest in oil, gas, or other mineral exploration or development programs or leases.

(k) Purchase the securities of any issuer if those officers and trustees of the Trust and those officers and directors of the Manager who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

(l)  Purchase the voting securities of any issuer.

(m) Purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities and does not apply to securities that incorporate features similar to options or futures contracts.

(n)  Lend assets other than securities to other parties.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund. In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

Securities in which the Fund invests generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. The Manager transacts in round lots ($1 million to $10 million or more) on behalf of the Fund whenever possible. Because commissions are not charged for money market transactions, the Fund's transaction costs consist solely of custodian charges and dealer mark-ups. The Fund may hold its portfolio securities to maturity or may sell or swap them for other securities, depending upon the level and slope of, and anticipated changes in, the yield curve.

The Fund acquired, during the fiscal year ended February 29, 1996, securities issued by its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) and/or their parent corporations. As of February 29, 1996, the Fund held securities issued by the following brokers or dealers in the following aggregate amounts: Merrill Lynch, $25,000,000 and Morgan Stanley Group, $19,000,000.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

8                                          American Century Investments


The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. Securities held by the Fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the 1940 Act. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria, which are described in the Prospectus.

The Trustees have established procedures designed to stabilize the Fund's NAV at $1.00 per share to the extent reasonably possible. These procedures require the Trust's chief financial officer to notify the trustees immediately if, at any time, the Fund's weighted average maturity exceeds 90 days, or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the board of trustees' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Trust's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the board of trustees to consider further action.

Actions the Board of Trustees may consider under these circumstances include but are not limited to (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment, (iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market value for purposes of calculating NAV. Actions which the Manager may consider in the event that a negative deviation exceeds .50% include (i) waiving current or past investment advisory or transfer agent fees and (ii) contributing capital sufficient to raise the Fund's market-based net asset value per share to $0.995 or higher.

PERFORMANCE

The Fund's yield and total return may be quoted in advertising and sales literature. Yield and total return will vary. Past performance should not be considered an indication of future results.

Yield quotations for the Fund are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

For the seven-day period ended February 29, 1996, the Fund's yield and effective yield are indicated in the following table.

                                             Effective
                         Yield                 Yield
------------------------------------------------------------------------
Prime                    4.97%                 5.09%
------------------------------------------------------------------------

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For

Statement of Additional Information                                   9


example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Average annual total returns for periods of less than one year are calculated by determining the Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because the Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

The Manager may obtain Fund ratings from one or more rating agencies and may publish these ratings in advertisements and sales literature.

TAXES

FEDERAL INCOME TAX

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code" ). To qualify as a regulated investment company and avoid being subject to federal and state income taxes at the Fund level, the Fund must distribute within each calendar year as well as each fiscal year substantially all of its net investment income and net realized capital gains (if any) to shareholders. In addition to federal income taxes, shareholders may be subject to state and local taxes on their distributions from the Fund.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences.

An investor considering an investment in the Fund should consult with his or her tax advisors to determine whether the Fund is a suitable investment.

10                                         American Century Investments


ABOUT THE TRUST

American Century Investment Trust (the "Trust") is a registered open-end management investment company that was organized as a Massachusetts business trust on June 16, 1993. The Trust was formerly known as Benham Investment Trust. Currently American Century-Benham Prime Money Market Fund (formerly known as Benham Prime Money Market Fund) is the only series of the Trust, although the trustees are authorized to create additional series at their discretion.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

If additional series were created by the board of trustees, each series would vote separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may be able to elect a board of trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

Each shareholder has rights as to dividends and distributions declared by the Fund and to the net assets of the Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 and Commerce Bank N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the Fund's assets. Services provided by the custodian bank include
(i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Trust's independent auditors and provides services including (i) audit of annual financial statements and (ii) preparation of annual federal income tax returns filed on behalf of the Fund.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the 1940 Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management Corporation; the
Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC`s subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Trustee or officer began his

Statement of Additional Information                                  11


or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

*JAMES M. BENHAM, Chairman of the Board of Trustees (1993), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971); and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of corporate development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Trustee (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm,
1984).

MYRON S. SCHOLES, independent Trustee (1993). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Trustee (1993). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (June 1994).

ISAAC STEIN, independent Trustee (1993). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, Trustee (1995). Mr. Stowers III is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Trustee (1993). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1993),  Vice President (1993), and General Counsel
(1993); Secretary and Vice President of the funds advised by the Manager.

*C. JEAN WADE, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

The table on the next page summarizes the compensation that the Trustees received from the Fund for the Fund's fiscal year ended February 29, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

As of July 31, 1996, the Fund's trustees and officers, as a group, owned less than 1% of the Fund's total shares outstanding.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with the Manager dated June 1, 1995, that was approved by the Fund's shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund`s inception. ACC is a holding company that owns all of the stock of the

12                                         American Century Investments


operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century funds. James
E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund`s agreement with the Manager continues for an initial period of two years and thereafter from year-to-year provided that, after the initial two year period, it is approved at least annually by vote of a majority of the votes of shareholders of the Fund`s or by a vote of a majority of the Fund`s Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by the Manager, to the other party and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The agreement also provides that the Manager will determine what securities will be purchased and sold by the Fund and assist the Trust's officers in carrying out decisions made by the Board of Trustees.

For these services, the Fund pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following investment advisory fee schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.

Investment advisory fees paid by the fund to the Manager for the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994 are indicated in the following table. Fee amounts are net of amounts reimbursed or recouped.

Fiscal                        Investment             Reimbursed
Year Ended                Advisory Fees Paid         (Recouped)
------------------------------------------------------------------------
1996                          $2,316,045             $1,839,833
1995                          $0                     $2,708,338
1994*                         $0                     $55,479
------------------------------------------------------------------------
* From November 17, 1993 (commencement of operations) to February 28, 1994.

TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996

                         Aggregate      Pension or Retirement        Estimated          Total Compensation
Name of                Compensation    Benefits Accrued As Part   Annual Benefits       From Fund and Fund
Trustee*              From The Fund        of Fund Expenses       Upon Retirement   Complex** Paid to Trustees
------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat        $428             Not Applicable        Not Applicable              $20,000
Ronald J. Gilson          $6,579            Not Applicable        Not Applicable              $69,583
Myron S. Scholes          $9,122            Not Applicable        Not Applicable              $68,625
Kenneth E. Scott          $9,150            Not Applicable        Not Applicable              $75,898
Ezra Solomon              $8,764            Not Applicable        Not Applicable              $68,875
Isaac Stein               $9,198            Not Applicable        Not Applicable              $69,625
Jeanne D. Wohlers         $9,103            Not Applicable        Not Applicable              $71,125
------------------------------------------------------------------------------------------------------------------
*          Interested Trustees receive no compensation for their services as such.
**       American Century family of funds includes nearly 70 no-load mutual funds.

Statement of Additional Information                                  13


TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, each Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                      Administrative Fee Rate
------------------------------------------------------------------------
up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
over $9 billion                             .08
------------------------------------------------------------------------

For transfer agent services, the Fund pays ACS a monthly fee of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

The Fund paid $1,975,550 in transfer agent fees and $1,319,915 in administrative fees for the fiscal year ended February 29, 1996.

Due to the expense limitation agreements described below, the Fund paid no transfer agent or administrative fees for the fiscal year ended February 28, 1995, or for the period from November 17, 1993 (commencement of operations), through February 28, 1994.

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent trustees; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

Under an Expense Limitation Agreement between the Fund and the Manager, the Manager is obligated to limit the Fund's expenses to .50% of average daily net assets through May 31, 1998. After May 31, 1998, the expense limit will be subject to annual renewal in June.

The Expense Limitation Agreement provides that the Manager may recover amounts (representing expenses in excess of the contractual limit) reimbursed to the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the lower of the contractual or voluntary expense limitation in effect at that time.

The Manager absorbed $1,839,833 of the Fund's expenses for the fiscal year ended February 29, 1996.

VOLUNTARY EXPENSE REIMBURSEMENT AGREEMENT. As a supplement to the Expense Limitation Agreement, the Manager voluntarily reimbursed the Fund for all expenses through December 31, 1994. On January 1, 1995, the Fund began paying expenses equal to an additional .10% of average daily net assets and continued to do so each subsequent month until the expense limit was reached on May 1, 1995. Voluntary expense reimbursements are not eligible for recovery by the Manager.

14                                         American Century Investments

For the fiscal year ended February 28, 1995, and for the period November 17, 1993 (commencement of operations), through February 28, 1994, the Manager reimbursed the Fund for $5,451,506 and $164,816 of the Fund's expenses, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

As of July 31, 1996, to the Fund`s knowledge, no shareholder was the record holder or beneficial owner of 5% or more of the Fund`s total shares outstanding.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection or limitation is in the Trust's or a series' best interest.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

When it is in the best interest of the Fund and its shareholders (for example, to deter abusive market timing transactions), the Fund may honor redemption requests in kind, normally by delivering portfolio securities in lieu of cash. Securities delivered as redemptions in kind will be valued by the same method used to value securities in determining the Fund's NAV. Shareholders who receive securities may realize a capital gain or loss for tax purposes, incur costs in handling or disposing of the securities, or encounter other inconveniences.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the SEC under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. These registrations do not imply approval or supervision of the Trust or the advisor by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Statement of Additional Information                                  15

                                     Notes

16                                         American Century Investments


                                     Notes

American Century Investments                                         17


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



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